1 INVESTOR PRESENTATION Q 2 | A u g u s t 2 0 2 4 | N A S D A Q : M Y R G

2 Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. SAFE HARBOR NOTICE FORWARD-LOOKING STATEMENTS

3 QUALITY SOLUTIONS FOR INCREASED ELECTRIFICATION 65+ OFFICE LOCATIONS MYR Group Inc. is a holding company of subsidiaries that have delivered some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada, since 1891. MYR GROUP INC. - A MARKET LEADER IN ELECTRICAL CONSTRUCTION CONTINUED GROWTH Healthy organic and acquisitive growth SUPERIOR SAFETY CULTURE Performance that exceeds industry standards; 2023 stats: TCIR – 1.13 LTIR - 0.14 ESSENTIAL CLEAN ENERGY CONTRACTOR Providing superior electrical infrastructure services that support the clean energy transformation STRONG FINANCIALS Strong balance sheet to support future growth and projects of any magnitude EXTENSIVE RESOURCES & EXPERTISE Dedicated workforce of 9,000+ employees and one of the largest centralized, specialized fleet in the industry LONG-STANDING CUSTOMERS Established client relationships and alliance partnerships across the U.S. and Canada, some held for 50+ years EXPERIENCED LEADERSHIP Executive team that averages more than 28 years of industry experience : MYRG SINCE 2008 Reportable Segments: T&D and C&I COMMERCIAL INDUSTRIAL TRANSPORTATION EV CHARGING SOLAR DATA CENTERS COMMERCIAL & INDUSTRIAL (C&I) TRANSMISSION DISTRIBUTION SUBSTATION STREET LIGHTING STORM RESTORATION STORAGE & SOLAR TRANSMISSION & DISTRIBUTION (T&D)

4 $3.59B 06/30/2024 LTM $2.07B 2019 $2.25B 2020 $2.50B 2021 $3.64B 2023 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 28 YEARS IN A ROW $3.01B 2022 CAGR 13.0%

5 • T&D work activity primarily consists of small to medium-sized projects, with some larger transmission, High Voltage Direct Current (HVDC) projects. We continue to execute routine maintenance work under long-term Master Services Agreements (MSAs). Strong, long-term drivers will continue to increase T&D spending. • The core markets we serve in C&I remain active, driven by multiple growth drivers and notable strength in transportation and data center opportunities. • Infrastructure bills could promote increased spending and both MYR Group business segments are well-positioned to benefit from this. • AI is driving growth in data centers and power demand. Data centers have been an important and growing end market for our C&I segment for a long time, while new interconnections, substations and infrastructure upgrades to data centers create additional opportunities for our T&D segment. • Strong balance sheet with $427M in availability under our $490M credit facility and funded debt to LTM EBITDA leverage of 0.33x, which management believes will enable us to meet our working capital needs, support the organic growth of the business, pursue acquisitions, and opportunistically repurchase shares. WHAT WE SEE OUTLOOK

6 ELECTRICAL CONSTRUCTION PROJECT DELIVERY DEPTH & BREADTH OF EXPERTISE Industry leader and trusted partner Strong, long-standing customer alliances Maintain one of the largest, specialized fleets Experience with small to large, fast-track projects Deliver highest quality services with skilled experts Strong execution of large projects on stand alone basis and with JV partners Experience with voltages up to 765kV Delivered some of the largest, most complex electrical construction projects Decades of experience in our core C&I markets including data centers, transportation, healthcare, airports, and water treatment facilities MAINE POWER RELIABILITY PROGRAM Maine; $200M+; 4-year project 210 miles of 345kV & 115kV transmission line CENTRAL 70 TRANSPORTATION Colorado; $100M+; 4 ½ year project Electrical construction services CENTRAL EAST ENERGY CONNECT New York; $300M+; 3 ½ year project Nearly 100 miles of 345kV transmission INTUIT DOME California; $130M+ project 18,000-seat arena -- home for the L.A. Clippers

7 • T&D June 30, 2024 LTM revenue of $2.09B • $831M T&D segment backlog as of June 30, 2024* • Strong, long-standing relationships with a diverse customer base where approx. 50% of business is performed under Master Service Agreements • Acquired the Powerline Plus Companies in January 2022 • 14.5% revenue CAGR, 90%+ is organic growth BUSINESS SEGMENT UPDATE TRANSMISSION & DISTRIBUTION (T&D) REPRESENTATIVE CUSTOMERS $1,134 $1,154 $1,302 $1,746 $2,089 $2,089 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2019 2020 2021 2022 2023 06/30/24 LTM M ill io n s T&D Revenue T&D Revenue 14.5% CAGR *T&D backlog only includes 90-days of MSA work; typically, these agreements are multi-year in duration

STRONG LONG-TERM DRIVERS
T&D MARKET OUTLOOK

MYR GROUP

Actual and Projected Transmission Investment of Investor-Owned Electric Companies



Billion $
35
30
25
20
15
10
5
0
20.7
21.9
22.2
23.7
24.7
25.1
26.7
29.1
29.6
30.3
32.1
2016
2017
2018
2019
2020r
2021
2022
2023
2024
2025
2026
Actual
Projected

Source: Edison Electric Institute, updated January 2024

Investor-owned electric companies spent $26.7 billion on transmission investment in 2022, compared to $25.1 billion in 2021 (in nominal dollars), and are planning to invest approximately $121 billion on transmission construction between 2023 and 2026.

U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures



Billions USD
$80
$70
$60
$50
$40
$30
$20
$10
$0
CAGR +5.5%
CAGR +4.4%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
IOUs
Muni/Gov't Owned
Cooperatives
Canada

Source: The C Three Group, North American Electric Distribution Market Forecast, October 2023

"Overall, distribution spend increased 7% in 2022 over 2021. Investor-owned utility spend increased by 9.1%."

- The $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) will invest significantly in our nation's infrastructure over the next decade, including $73 billion for the electric grid and energy infrastructure. So far, more than $461 billion of the total funding has been announced. (*whitehouse.gov, July 2024*)
- Between the IIJA and Inflation Reduction Act (IRA), combined federal spending planned for energy over the next 5-10 years is more than $300 billion. (*Brookings.edu, Feb. 1, 2023*) More than $153 billion of federal funding has been awarded or become available through the IIJA and Inflation Reduction Act (IRA), as of May 2024. This includes about $32 billion for grid infrastructure reliability and resilience. (*Brookings.edu Federal Infrastructure Hub, July 2024*).
- The DOE has acknowledged U.S. transmission systems need to grow significantly – by 60% by 2030 and may need to triple by 2050 – to meet clean electricity demands. (*energy.gov, May and June 2023*)

INVESTMENT DRIVERS

- System Reliability & Resiliency Programs
- Aging Electric Grid
- Connecting Clean Energy Sources
- Plant Retirements
- System Hardening
- Electrification
- Data Centers
- Distributed Energy Resources

8

9 • C&I June 30, 2024 LTM revenue of $1.50 billion • Strong $1.71B C&I segment backlog as of June 30, 2024 • Growth in our core markets is driven by increasing investments in data centers, transportation, clean energy, and healthcare, as well as reshoring of manufacturing, and we remain well diversified across our core markets • Strong, long-standing customer relationships • 11.0% revenue CAGR, ~90% is organic growth REPRESENTATIVE CUSTOMERS BUSINESS SEGMENT UPDATE COMMERCIAL & INDUSTRIAL (C&I) $937 $1,093 $1,197 $1,263 $1,555 $1,499 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2019 2020 2021 2022 2023 06/30/24 LTM M ill io n s C&I Revenue C&I Revenue 11.0% CAGR

ACTIVE MARKET DRIVERS
C&I MARKET OUTLOOK

MYR Group's C&I segment sees steady bidding opportunities in our core markets and we continue to be well diversified.

MYR GROUP CORE C&I MARKETS

- Healthcare
- Data Centers
- Airport Projects
- Transportation
- Clean Energy & EV Charging
- E-Commerce
- Water/Wastewater Facilities
- Industrial Facilities



DODGE MOMENTUM INDEX
(2000=100, Seasonally Adjusted)
225
200
175
150
125
100
75
50
06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24

Source: The Dodge Momentum Index, July 9, 2024

- Infrastructure Investment and Jobs Act funding is expected to continue driving growth in infrastructure construction categories including highways, bridges and public works. More than $461 billion in funding has been announced by federal agencies so far. (*whitehouse.gov, July 2024*)
- The American Institute of Architects reported a 42.4 reading in their May Architecture Billings Index, suggesting the pipeline of new work coming into firms is showing increasing softness. While inquiries into new projects continue to increase, they did so at a slower pace than in recent months. (*aia.org, June 2024*)
- The Dodge Momentum Index (DMI) increased by 10.4% in June to 198.6 from the revised May reading of 179.9. "More momentum in planning, while not as strong as data centers, was seen across most segments and indicates confidence in 2025 market conditions. In June, the DMI was 7% higher than in June of 2023. The DMI is up 43% from June 2019 levels, signaling strong construction spending in 2025. (*construction.com, July 2024*)
- The Associated Builders and Contractors Association's Construction Backlog Indicator increased to 8.4 months in June. While contractor confidence regarding the outlook for sales and staffing levels fell modestly in June, all three Construction Confidence Index components are higher than they were one year ago. All three indicators remained above 50, the threshold indicating growth expectations for the next six months. (*ABC.org, July 2024*)

10

11 MARKET OPPORTUNITIES FOR BOTH T&D AND C&I DATA CENTER MARKET EXPANSION AI Driven Demand Increased Cloud Services Greater Data Storage Needs Deceleration of Power Efficiency Gains Crypto Mining Operations DATA CENTER DRIVERS DATA CENTERS DRIVING INCREMENTAL INFRASTRUCTURE INVESTMENT C Three’s 2023 North American Electric Transmission Market Forecast reports that new data center capacity is creating pockets of significant load growth all over the U.S. Most large facilities will be fed via the utility’s transmission or sub-transmission system and require maintenance of a substation. C Three notes there are more than 250 Hyper Scale and Co-Location Data Centers planned, with data center substation and interconnection spending steadily increasing at a 4.9 percent CAGR through 2027. Data center infrastructure demand is growing with the economy’s continued digitization and increased use of artificial intelligence (AI), accelerating the need for processing power, storage, and cloud services. • Data center power demand is expected to increase by 15% from 2023 to 2030, which would mean that data centers will make up 8% of the total US power demand by 2030, up from around 3% currently. (goldmansachs.com, generational growth report, April 2024) • Unlike traditional data centers, AI data centers use AI-specific chips and require more high- performance servers, consume more power, and use alternative cooling methods. These AI data centers need to be upgraded or built with added infrastructure. (wsj.com, August 2023) • US data center demand—measured by power consumption to reflect the number of servers a data center can house—is expected to reach 35 gigawatts (GW) by 2030, up from 17 GW in 2022. This forecasts growth of approximately 10% a year until 2030. (mckinsey.com, January 2023) MYR Group’s C&I division has decades of experience providing services for new construction, expansion build-outs, upgrades and maintenance of data center facilities. The T&D division has been providing utilities the construction services needed to support new electrical infrastructure for more than a century. Source: C Three’s 2023 North American Electric Transmission Market Forecast, September 2023 Source: McKinsey & Company, January 2023

MARKET OPPORTUNITIES FOR BOTH T&D AND C&I
CLEAN ENERGY GENERATION MIX

The generation mix across the U.S. and Canada is changing as traditional baseload generation resources retire and clean energy provides an increasingly large percentage of demand.

UTILITY-SCALE SOLAR

The utility-scale sector achieved its strongest first quarter on record, with 9.8 GWdc of capacity installed in Q1 2024, growing 135% year-over-year. Wood Mackenzie forecasts that 184 GWdc of new utility-scale solar will come online between 2024-2029, reflecting a 1% increase compared to their previous forecast. Utility procurements, corporate clean energy goals, and state-mandated targets continue driving strong demand in the utility-scale sector, maintaining an average annual buildout of 30 GWdc. Despite strong installation growth compared to Q1 2023, the availability of labor and high-voltage equipment will continue to limit buildout through 2025. (*seia.org, June 2024*)

US PV installation historical data and forecast, 2014 - 2029


50
45
40
35
30
25
20
15
10
5
0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Residential
Non-residential
Utility

SOURCE: SEIA/Wood Mackenzie Power & Renewables U.S. Solar Market Insight Report, June 6, 2024

- The Inflation Reduction Act's clean energy tax credits could help triple U.S. renewable energy capacity in 10 years according to Wood Mackenzie. Four billion in clean energy tax credits going toward more than 100 project have been announced so far. (*reuters.com, Sept. 2023; energy.gov, March 2024*)
- Energy storage capacity installations increased 84% year-over-year in Q1 2024. Wood Mackenzie reported, "We're still seeing really strong growth largely following the renewables buildout." They forecast 11.1 GW of grid-scale installations in 2024 – 45% higher than 2023, but they expect permitting, sitting and backlogged interconnection queues to slow energy storage growth in 2025 and 2026, before accelerating in 2027 and 2028. (*cleanpower.org, June 2024*)
- The Energy Information Administration expects U.S. electricity generation to grow by 3% in 2024 and forecast generation from utility-scale solar will contribute almost 60% of the total, with wind contributing 19% and hydropower 13%. (*eia.gov, May 2024 Short Term Energy Outlook)*
- The National Electric Vehicle Infrastructure (NEVI) program will provide $5 billion over five years to create a network of EV charging stations across the states. $46.5 million in new funding for EV charging was announced in January 2024, on top of nearly $150 million in announced grant funding so far under NEVI. (*driveelectric.gov, Jan. 2024*)

CLEAN ENERGY DRIVERS

Federal Tax Credits
Renewable Portfolio Standards
Carbon Policy
State Tax Incentives
Clean Power Portfolios
Customer Demand for Clean Power

12

13 We don’t just create connections that empower people – we create connections that help our partners achieve their energy goals. CLEAN ENERGY TRANSFORMATION PARTNER

14 STRONG MARKET COUPLED WITH OUR COMPETITIVE EDGE POSITIONS MYR GROUP FOR CONTINUED GROWTH Healthy organic and acquisitive growth Proven execution of corporate strategy Strong financial position Centralized operations for greater efficiency and cross-collaboration Strong presence in key markets with expanding geographic footprint Future-driven mindset to deploy new systems and technologies Broadening our capabilities to support the development of clean energy infrastructure Experienced leadership team Reputation for excellence with customers, with more than 90% return clients in both segments Diversified customer base with no client or contract representing more that 10% of revenue INVESTMENT HIGHLIGHTS U.S./Canada Long-term growth both organically and via acquisition T&D Transmission market outlook strong next 5+ years C&I Well-diversified C&I sector (Transportation, Healthcare, Data Center, EV Infrastructure) Clean Energy Clean energy initiatives driving increased construction spend MYR GROUP STRATEGIC IMPERATIVES FINANCIAL STRENGTH Deliver positive financial results on a consistent basis while positioning the company for growth ORGANIZATIONAL EXCELLENCE Sustain a culture that aids in attracting, retaining, and developing the best people in the industry OPERATIONAL EXCELLENCE Continue investments in people, equipment, health, safety, the environment, technology, innovative programs, process improvement, and sustainability CUSTOMER SATISFACTION Strive to always be the first choice for our clients and remain one of the most reliable, efficient, and high-value providers STRATEGIC GROWTH

BUILDING A SUSTAINABLE FUTURE WITH
CORPORATE RESPONSIBILITY

MYR GROUP



Reducing Our Impact On Projects
Recycling scrap material
Environmental compliance

Clean Energy Transformation Partner
Clean energy interconnect work
Solar & energy storage projects
Electric Vehicle charging installations

Equity & Inclusion
38% racially/ethnically/gender diverse Board of Directors
Established Veteran Employee Resource Group
Varied vendor utilization and partnerships

Policy & Guidance
Established corporate policies
Promote honest and ethical conduct
Develop employee awareness and compliance

Corporate Governance
Conduct annual evaluations
Effective executive compensation best practices

Board Composition
Independent Chair of the Board
Committees comprised solely of independent directors
Majority voting standard for directors in uncontested elections

Keeping Safety at Our Core
Behavioral commitment to safety
Strong culture built on leadership, employee dedication, top-notch training programs, industry involvement, and a focus on constant innovation and improvement

Investing in our People
50,900+ workhours of training
1,143 employee development courses completed
Robust benefits and wellness program

Giving Back to our Communities
In the last three years:
Raised and donated more than $2.9M
Supported more than 130 organizations
8,100 volunteer hours

Operating Sustainably
GHG emissions tracking and goals
Waste recycling and reduction
Water and energy stewardship

VIEW REPORT


MYR
SUSTAINABILITY REPORT
2023

Online at myrgroup.com/sustainability

15

16 DELIVERING STRONG RETURNS DIVIDEND ADJUSTED STOCK RETURN MYRG - CAGR 32.98% EME - CAGR 39.81% PWR - CAGR 48.07% MTZ - CAGR 19.15% DY - CAGR 22.65% -200.0% 0.0% 200.0% 400.0% 600.0% 800.0% 1000.0% Dividend Adjusted Stock Return (01/02/2019 - 06/28/2024) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/2/2019 28.38$ 57.94$ 29.44$ 40.88$ 55.00$ 6/28/2024 135.71$ 364.84$ 254.00$ 106.99$ 168.76$ Div. Adj. Stock Return 378.2% 529.7% 762.8% 161.7% 206.8%

17 Q2 2024 RESULTS ($15.3M) Net Income (Loss) or ($0.91) Per Diluted Share $2.54B Backlog $828.9M Revenue Our second quarter results were negatively impacted within our T&D segment by clean energy projects that are scheduled to reach mechanical completion by the end of the year and by one project within our C&I segment that is scheduled to reach substantial completion during the fourth quarter of this year. However, other project execution remains strong, bidding activity remains healthy, and we continue to strategically expand on existing partnerships as well as capture new opportunities through the markets we serve for continued long-term growth. Rick Swartz President and CEO “ ” DELIVERING STRONG RETURNS FINANCIAL SNAPSHOT T&D $2.09B C&I $1.50B BUSINESS SEGMENT REVENUE LTM AS OF June 30, 2024 TOTAL REVENUE $3.59B NET INCOME $49.2M EARNINGS PER DILUTED SHARE $2.92 EBITDA * $134.9M FREE CASH FLOW * ($3.4M) * See reconciliation of non-GAAP measures on slide 20 June 30, 2024 LTM FINANCIAL OVERVIEW TOTAL REVENUE $3.59B

18 $57.8 $44.4 $52.4 $77.1 $84.7 $89.0 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 $100 2019 2020 2021 2022 2023 06/30/2024 LTM M il li o n s CAPEX Investment CAPEX Spend CAPEX % of Rev 32.5% 14.4% 13.0% 10.9% 5.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% EME MYRG DY PWR MTZ 3-Year Average ROIC $(250) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 2019 2020 2021 2022 2023 06/30/24 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ MYRG and EME 3-year period is June 2022 – June 2024 PWR and MTZ 3-year period is March 2022 – March 2024 DY 3-year period is April 2022 – April 2024 • Little off-balance-sheet leverage • Low debt leverage • Strong balance sheet with $427M in availability under our $490M credit facility • Substantial bonding capacity • Investment in specialty equipment contributed to top-line organic growth and supports future organic growth clients WELL-POSITIONED TO SUPPORT ADDITIONAL GROWTH BALANCE SHEET STRENGTH

19 $2,071 $2,247 $2,498 $3,009 $3,644 $3,588 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2019 2020 2021 2022 2023 06/30/2024 LTM M ill io n s Revenue by Work Type Trans. Dist. C&I 13.0% CAGR $1,499 $1,649 $1,789 $2,502 $2,512 $2,544 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4 4 4 4 4 2 2019 2020 2021 2022 2023 2024 M ill io n s Backlog Backlog > 12 Mo 12 Mo. Backlog 12.5% CAGR $101.2 $132.4 $164.2 $175.8 $188.2 $134.9 $- $50 $100 $150 $200 $250 2019 2020 2021 2022 2023 06/30/24 LTM M il li o n s EBITDA * EBITDA 6.6% CAGR $2.26 $3.48 $4.95 $4.91 $5.40 $2.92 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 2019 2020 2021 2022 2023 06/30/24 LTM Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 5.9% CAGR * For reconciliation of EBITDA to net income, see page 20 QTR YEAR DEMONSTRATES STRONG, LONG-TERM EXECUTION FINANCIAL PERFORMANCE

20 EXECUTIVE LEADERSHIP Rick Swartz, CEO MYRG: 41 years Industry: 41 years 19 YEARS EXECUTIVES AVERAGE: WITH MYR GROUP Effective February 24, 2023 MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals that bring extensive experience and unique perspectives to both our Company and our Board. Kelly Huntington, CFO MYRG: 1 year Industry: 21 years Brian Stern, COO - T&D MYRG: 19 years Industry: 23 years Don Egan, COO - C&I MYRG: 32 years Industry: 32 years William Fry, CLO MYRG: 5 years Industry: 26 years 28 YEARS OF INDUSTRY EXPERIENCE 25% Female 88% Majority Independent 38% Racially/Ethnically/ Gender Diverse Directors BOARD OF DIRECTORS STATISTICS 7:1 Varied Tenure 7 of 8 have 0- 9 years 1 of 8 has 10+ years EXECUTIVES & BOARD OF DIRECTORS EXPERIENCED LEADERSHIP TEAM

21 ORGANIC GROWTH Expand in new and existing markets that align with core capabilities STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise PRUDENT CAPITAL RETURNS Opportunistically repurchase shares Announced $75M share repurchase program on May 6, 2024 As of June 30,2024, the Company repurchased $16.3M worth of shares and had $58.7 million of remaining availability to repurchase shares of the Company’s common stock under the Repurchase Program Expires November 8, 2024, or when the authorized funds are exhausted, whichever is earlier Identify and evaluate strategic opportunities that achieve long-term growth objectives and leverage our core capabilities Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture Focus on integration of processes, people, technology, and equipment Strategic expansion of geographic footprint into new markets Invest in additional fleet and labor resources to expand capacity Leverage extensive bid knowledge and long- term customer relationships CREATING SHAREHOLDER VALUE

DEMONSTRATES STRONG LONG-TERM EXECUTION
RECONCILIATION OF NON-GAAP MEASURES

EBITDA

($ In Millions, Except Per Share Amounts)*	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	LTM 6/30/2024
Net Income	$ 36.2	$ 58.8	$ 85.0	$ 83.4	$ 91.0	$ 49.2
Interest Expense, net	6.2	4.6	1.7	3.4	4.1	4.9
Income Tax Expense	14.2	22.6	31.3	30.8	34.0	18.1
Depreciation and Amortization	44.5	46.4	46.2	58.2	59.1	62.7
EBITDA	$ 101.2	$ 132.4	$ 164.2	$ 175.8	$ 188.2	$ 134.9
Diluted Weighted Average Shares Outstanding	16.7	16.9	17.2	17.0	16.8	16.8
EBITDA per Diluted Share	$ 6.06	$ 7.84	$ 9.57	$ 10.37	$ 11.17	$ 8.02
Revenue	$ 2,071.2	$ 2,247.4	$ 2,498.3	$ 3,008.5	$ 3,643.9	$ 3,588.1

EBITDA is a non-GAAP financial measure that is defined as Earnings Before Interest, Taxes, Depreciation and Amortization.

FREE CASH FLOW

	LTM 6/30/2024
Net cash flow from operating activities	$ 85.5
Less: cash used in purchasing property and equipment	(88.9)
Free Cash Flow	$ (3.4)

Free cash flow is a non-GAAP measure that is defined as cash flow provided by operating activities minus cash flow used in purchasing property and equipment.

Note:

LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four.

EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers' measures.

Free cash flow is not recognized under GAAP and does not purport to be an alternative to net income attributable to MYR Group Inc., cash flow from operations or the change in cash on the balance sheet. Management views free cash flow as a measure of operational performance, liquidity, and financial health.

23NOTE: Images used throughout this presentation may have been taken before COVID. Net Income (LTM) [A] +[(Net Interest Expense + Amortization of Intangibles)* (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning and ending period average = Return on Invested Capital [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics S&P CAPITAL IQ DISCLAIMER OF LIABILITY NOTICE This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. DAVID GUTIERREZ INVESTOR CONTACT Dresner Corporate Services 312.780.7204 dgutierrez@dresnerco.com KELLY HUNTINGTON MYR GROUP CONTACT MYR Group Inc., Chief Financial Officer 847.290.1891 khuntington@myrgroup.com HEADQUARTERS 12121 GRANT STREET, SUITE 610 THORNTON, CO 80241 DEFINITIONS FINANCIAL RATIOS